UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2025

SOTHERLY HOTELS INC.

SOTHERLY HOTELS LP

(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.) Delaware (Sotherly Hotels LP)	001-32379 (Sotherly Hotels Inc.) 001-36091 (Sotherly Hotels LP)	20-1531029 (Sotherly Hotels Inc.) 20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 South Henry Street, Suite 100 Williamsburg, Virginia		23185
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (757) 229-5648

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SOHO	The Nasdaq Stock Market LLC
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The Nasdaq Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The Nasdaq Stock Market LLC

8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Sotherly Hotels Inc. ☐ Sotherly Hotels LP ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sotherly Hotels Inc. ☐ Sotherly Hotels LP ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 11, 2025, Sotherly Hotels Inc. (the “Company”) received a deficiency letter (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”), notifying the Company that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock has been below the minimum $1.00 bid price per share requirement for continued listing on The Nasdaq Global Market pursuant to Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). The Notice has no immediate effect on the listing of the Company’s common stock, and its common stock will continue to trade on The Nasdaq Global Market under the symbol “SOHO.”

In accordance with Listing Rule 5810(c)(3)(A), the Company has been given 180 calendar days, or until August 11, 2025, to regain compliance with the Minimum Bid Price Requirement. If at any time before August 11, 2025, the bid price of the Company’s common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, Nasdaq will provide written notification to the Company that it has achieved compliance.

If the Company does not regain compliance with the Minimum Bid Price Requirement by August 11, 2025, the Company may be eligible for an additional 180 calendar day period to regain compliance. To qualify, the Company would be required to transfer to The Nasdaq Capital Market and meet the continued listing and all other applicable requirements for initial listing on The Nasdaq Capital Market, except for the minimum bid price requirement. In addition, the Company would be required to notify Nasdaq of its intent to cure the deficiency during the second compliance period. If Nasdaq concludes that the Company will not be able to cure the deficiency, or if the Company does not regain compliance with the minimum bid price requirement within such additional 180 calendar day compliance period, Nasdaq will provide written notification to the Company that the Company’s common stock will be subject to delisting. The Company will have the right to appeal a delisting determination and the Company’s common stock will remain listed on Nasdaq until the completion of the appeal process.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements which can be identified by words such as: “may,” “will,” “intend,” “plan,” “continue” and similar references to future periods. All statements, other than statements of historical fact, may be forward-looking statements. They are based on current expectations and projections about future events and are therefore subject to risks and uncertainties, which could cause actual results to differ materially from the future results expressed or implied by the forward-looking statements. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations. Therefore, you should not rely on any of these forward-looking statements. Except as required by law, the Company does not assume any obligation to update the forward-looking information contained in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: February 14, 2025	SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer
SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Anthony E. Domalski
Anthony E. Domalski
Chief Financial Officer